UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 30, 2002.

                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


      NEW YORK                       000-30252                98-0163232
      --------                       ---------                ----------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)

              1A-3033 KING GEORGE HWY., SURREY, BC, CANADA V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (604) 542-0820










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ITEM 5.              OTHER

           On November 30, 2001, Genesis Bioventures, Inc., a New York corporation (the "Registrant"), entered into a Purchase Agreement (the "Purchase Agreement") with Biotherapies Incorporated, a Michigan corporation ("Biotherapries), pursuant to which the Registrant acquired Biotherapies' membership interests in Biomedical Diagnostics, LLC, a Michigan limited liability company. The Purchase Agreement has been filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on December 17, 2001 and is incorporated herein by reference.

           Pursuant to the terms of the Purchase Agreement the Registrant was to make a final payment of $1,500,000 on May 30, 2002. Effective May 30, 2002 Registrant and Biotherapies entered into an Amendment to the Purchase Agreement extending the time for the payment of the said $1,500,000. It provides for certain monetary penalties in connection therewith and the return to Biotherapies of certain of its shares in lieu of the monetary penalties. The Amendment is being filed herewith as Exhibit 99.1A.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

           (c)        Exhibits

           99.1A    Amendment to Purchase Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENESIS BIOVENTURES, INC.
                                                (Registrant)

Dated: July 17, 2002                            By /s/ E. GREG MCCARTNEY
                                                   ---------------------
                                                E. Greg McCartney
                                                President








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